Total number of pages: 7

Exhibit Index located on page 5
                              -


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                      Date of Report - September 18, 1998
           (Date of earliest event reported) - (September 11, 1998)



                         FULTON FINANCIAL CORPORATION
                         ----------------------------
            (Exact Name of Registrant as specified in its charter)


                 Pennsylvania               0-10587         23-2195389
              -----------------           ----------      --------------
         (State or other jurisdiction    (Commission     (IRS Employer
          of incorporation)              File Number)    Identification  Number)


     One Penn Square, P.O. Box 4887, Lancaster, PA                      17604
     ----------------------------------------------                   --------
      (Address of principal executive offices)                       (Zip Code)



     Registrant's telephone number, including area code  (717) 291-2411
                                                         --------------

Item 2.  Acquisition of Assets.


     On September 11, 1998, Lafayette Bank ("Lafayette"), a wholly owned subsidiary of Fulton Financial Corporation ("FFC"), acquired Ambassador Bank of the Commonwealth ("ABC"). The acquisition was accomplished by merging ABC with and into Lafayette (the "Merger"). Following the Merger, Lafayette will operate under the name "Lafayette Ambassador Bank."

     The Merger was consummated pursuant to the previously announced Merger Agreement dated as of January 26, 1998, as amended and restated April 14, 1998 (the "Merger Agreement"), between FFC, Lafayette and ABC. In accordance with the terms of the Merger Agreement, each of the 1,920,603 issued and outstanding shares of the $4.00 par value common stock of ABC ("ABC Common Stock") has been converted into 1.40 shares of the $2.50 par value common stock of FFC ("FFC Common Stock"). Options and rights to purchase ABC Common Stock were converted into 409,831 shares of FFC Common Stock. Former stockholders of ABC will receive cash in lieu of fractional shares of FFC Common Stock at the rate of $20.63 per share.

     Pursuant to General Instruction F to Form 8-K, the Press Release dated September 11, 1998 announcing the consummation of the Merger attached to this Current Report as Exhibit 99 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The acquisition of ABC does not involve a "significant amount of assets" under the instructions of Form 8-K and thus the financial statements described in Item 7(a)(4) of the instructions of Form 8-K are not required to be filed.

     (b)  Pro Forma Financial Information.

     The acquisition of ABC does not involve a "significant amount of assets" under the instructions of Form 8-K and thus the pro forma financial information described in Item 7(b)(2) of the instructions of Form 8-K are not required to be filed.

     (c)  Exhibits.




Number                   Title
------                   -----

*99.1 Merger Agreement dated as of January 26, 1998, as amended and restated April 14, 1998, by and among Fulton Financial Corporation, Lafayette Bank and Ambassador Bank of the Commonwealth and the related Plan of Merger.


99                       Press Release, dated
                         September 11, 1998



-------------------------------------------

* Incorporated by reference from the Registration Statement of Form S-4 (File No. 333-51075) of Fulton Financial
     Corporation effective on May 11, 1998.

                                  SIGNATURES
                                  ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

                              FULTON FINANCIAL CORPORATION


                              By:   /s/  Rufus A. Fulton, Jr.
                                   ----------------------------------------
                                    Rufus A. Fulton, Jr.
                                    President and Chief Executive Officer

Date:  September 18, 1998

                                 EXHIBIT INDEX




                               Required Exhibits
                               -----------------




Number                   Title
------                   -----

*99.1                    Merger Agreement dated as
                         January 26, 1998, as amended
                         and
                         restated April 14, 1998, by and
                         among Fulton Financial Corporation,
                         Lafayette Bank and Ambassador Bank
                         of the Commonwealth and the related
                         Plan of Merger.


99                       Press Release, dated
                         September 11, 1998



------------------------------------------

* Incorporated by reference from the Registration Statement of Form S-4 (File No. 333-51075) of Fulton Financial
     Corporation effective on May 11, 1998.






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